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                                                                   Exhibit 10.40


                         SERIES A CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT

                  THIS SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of March 14, 2000, by and between ALARMX.COM. INC., a Delaware corporation (the "Company") and NET VALUE HOLDINGS, INC., a Delaware corporation (the "Investor").

                                    RECITALS

         The Company desires to sell to the Investor, and the Investor desires to purchase from the Company, shares of the Company's Series A Convertible Preferred Stock on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.       AGREEMENT TO PURCHASE AND SELL STOCK.

                  1.1 Authorization. As of the Closing (as defined below), the Company will have authorized the issuance, pursuant to the terms and conditions of this Agreement, of up to Four Million (4,000,000) shares of the Company's Series A Convertible Preferred Stock, $.25 par value per share (the "Series A Stock") having the rights, preferences, privileges and restrictions set forth in the Certificate of Designation designating the Series A Stock of the Company attached to this Agreement as Exhibit A (the "Series A Certificate").

                  1.2 Agreement to Purchase and Sell. The Company agrees to sell to the Investor at the Closing, and the Investor agrees to purchase from the Company at the Closing, 4,000,000 shares of Series A Stock which shall equal 40% of the Company's Common Stock on a post-investment fully diluted basis at a price of $0.40 per share, or an aggregate price of $1,000,000 as part of the first round of the Company's financing, which round shall end on or before March 6, 2000 (the "First Round Offering"). The shares of Series A Stock purchased and sold pursuant to this Agreement will be collectively referred to as the "Purchased Shares" and the shares of Common Stock issuable upon conversion of the Purchased Shares will be collectively referred to as the "Conversion Shares".

         2. CLOSING. The purchase and sale of the Purchased Shares will take place at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, counsel to the Investor, at 260 S. Broad Street, Philadelphia, Pennsylvania 19102 at 9:00 a.m. Eastern Time, on March 14, 2000, or at such other time and place as the Company and the Investor mutually agree upon (which time and


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place are referred to in this Agreement as the "Closing"). At the Closing, the
Company will deliver to the Investor certificates representing the Purchased Shares against delivery to the Company by the Investor of the full purchase price of the Purchased Shares, paid by (i) a wire transfer of funds to the Company or (ii) certified bank check.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that the statements in the following paragraphs of this Section 3 are all true and correct:

                  3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on its financial condition, business, prospects or operations.

                  3.2 Capitalization. Upon filing the Series A Certificate, immediately prior to the Closing, the capitalization of the Company will consist of the following:

                           (a) Preferred Stock. A total of Four Million
(4,000,000) authorized shares of preferred stock, $.001 par value per share, of which Four Million (4,000,000) shares are designated as Series A Stock, none of which will be issued and outstanding. The rights, preferences and privileges of the Series A Stock will be as stated in the Series A Certificate and as provided by law.

                           (b) Common Stock. A total of Six Million (6,000,000)
authorized shares of common stock, $.001 par value per share (the "Common Stock"), of which One Million Eight Hundred Thousand (1,800,000) shares are issued and outstanding.

                           (c) Options, Warrants, Reserved Shares. Except as set
forth on Schedule 3.2(c), there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Except as set forth on Schedule 3.2(c), no shares of the Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company.

                           (d) Outstanding Security Holders. Attached to this
Agreement as Schedule 3.2(d) is a complete list of all outstanding stockholders, option holders, warrant holders, convertible note holders and other security holders of the Company as of immediately prior to the


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



Closing, which schedule lists the type of instruments, certificate numbers in sequential order (if applicable), the dates of issuance, the names of holders and the number of Shares held or to be held upon exercise of such instrument.

                  3.3 Subsidiaries. Except as set forth on Schedule 3.3, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association, or other entity.

                  3.4 Due Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under, this Agreement, the Investor Rights Agreement (as defined in Section 5.14) and the Co-Sale Agreement (as defined in Section 5.15), and the Employment Agreements (as defined in Section 5.9), (collectively, the "Related Agreements") and the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares being sold under this Agreement and of the Conversion Shares has been taken or will be taken prior to the Closing, and this Agreement constitutes, and the Related Agreements, when executed, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

                  3.5 Valid Issuance of Stock.

                           (a) The Purchased Shares, when issued, sold and
delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable. The Conversion Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Series A Certificate, will be duly and validly issued, fully paid and nonassessable.

                           (b) Based in part on the representations made by the
Investor in Section 4 hereof, the Purchased Shares and (assuming no change in applicable law and no unlawful distribution of Purchased Shares by the Investor or other parties) the Conversion Shares will be issued in full compliance with the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "1933 Act") and the registration and qualification requirements of all applicable state securities laws; provided that, with respect to the Conversion Shares, no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of Conversion Shares upon the conversion of the Purchased Shares and no additional consideration is paid for the Conversion Shares other than surrender of the applicable Purchased Shares upon conversion thereof in accordance with the Series A Certificate.



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


                           (c) The outstanding shares of the capital stock of
the Company are duly and validly issued, fully paid and nonassessable, and such shares of capital stock, and all outstanding options, warrants, convertible notes and other securities of the Company, have been issued in full compliance with the registration and prospectus delivery requirements of the 1933 Act or in compliance with applicable exemptions therefrom, the registration and qualification requirements of all applicable securities laws of states of the United States and all other provisions of applicable securities laws of States of the United States, including, without limitation, anti-fraud provisions.

                  3.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement and the Related Agreements, except for such qualifications or filings under the 1933 Act and the regulations thereunder and all other applicable securities laws of states of the United States as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

                  3.7 Litigation. Except as set forth on Schedule 3.7, there is no action, suit, proceeding, claim, arbitration or investigation ("Action") pending or, to the best of the Company's Knowledge (as defined below), currently threatened against the Company, its activities, properties or assets or, to the best of the Company's Knowledge, against any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company. Except as set forth on Schedule 3.7, to the best of the Company's Knowledge, there is no factual or legal basis for any such Action that might result, individually or in the aggregate, in any material adverse change in the business, properties, assets, financial condition, affairs or prospects of the Company. By way of example but not by way of limitation, there are no Actions pending or, to the best of the Company's Knowledge, threatened (or any basis therefor known to the Company) relating to the prior employment of any of the Company's employees or consultants, their use in connection with the Company's business of any information, technology or techniques allegedly proprietary to any of their former employers, clients or other parties, or their obligations under any agreements with prior employers, clients or other parties. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no Action by the Company currently pending or which the Company intends to initiate. For the purposes of this Agreement, "Knowledge" means (i) the actual knowledge of such party's partners, officers, directors, principals, affiliates or agents; and (ii) the knowledge that a prudent business person would have obtained in the conduct of his or her business after making reasonable inquiry and exercising reasonable diligence with respect to the particular matter in question.

                  3.8 Ownership and Nondisclosure Agreement. Each employee, officer, consultant and contractor of the Company identified on Schedule 3.8 has entered into and executed an Ownership and Nondisclosure Agreement in the form attached to this Agreement as Exhibit B or an employment or consulting agreement containing substantially similar terms.



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



                  3.9 Status of Proprietary Assets.

                           (a) Ownership. Except as set forth on Schedule
3.9(a), the Company has full title and ownership of, or has license to, all patents, patent applications, trademarks, service marks, trade names, copyrights, moral rights, mask works, trade secrets, confidential and proprietary information, compositions of matter, formulas, designs, proprietary rights, know-how and processes (all of the foregoing collectively referred to as the "Proprietary Assets") necessary to enable it to carry on its business as now conducted and as presently proposed to be conducted, without any conflict with or infringement of the rights of others. A complete list of all the Company's Proprietary Assets is set forth on Schedule 3.9(a) to this Agreement. To the best of the Company's Knowledge, no third party has any ownership right, title, interest, claim in or lien on any of the Company's Proprietary Assets and the Company has taken, and in the future the Company will use its best efforts to take, all steps reasonably necessary to preserve its legal rights in, and the secrecy of, all its Proprietary Assets, except those for which disclosure is required for legitimate business or legal reasons.

                           (b) Licenses; Other Agreements. Except as set forth
on Schedule 3.9(b), the Company has not granted, and, there are not outstanding, any options, licenses or agreements of any kind relating to any Proprietary Asset of the Company, nor is the Company bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets. The Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Proprietary Asset or any other property or rights.

                           (c) No Infringement. To the best of the Company's
Knowledge, the Company has not violated or infringed, and is not currently violating or infringing, and the Company has not received any communications alleging that the Company (or any of its employees or consultants) has violated or infringed or, by conducting its business as proposed, would violate or infringe, any Proprietary Asset of any other person or entity.

                           (d) No Breach by Employee. The Company is not aware
that any employee or consultant of the Company is obligated under any agreement (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, or any other restriction that would interfere with the use of his or her best efforts to carry out his or her duties for the Company or to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. The carrying on of the Company's business by the employees and contractors of the Company and the conduct of the Company business as presently proposed, will not, to the best of the Company's Knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees or contractors or the Company is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any employees of the Company (or persons the Company currently intends to hire) made prior to their employment by the Company which have not otherwise become property of the Company. At no time during the conception of or reduction of any of the


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



Proprietary Assets to practice was any developer, inventor or other contributor to such patents operating under any grants from any governmental entity or agency or private source, performing research sponsored by any governmental entity or agency or private source or subject to any employment agreement or invention assignment or nondisclosure agreement or other obligation with any third party that could adversely affect the Company's rights in such Proprietary Assets.

                  3.10 Compliance with Law and Charter Documents. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, both as amended, and to the best of the Company's Knowledge, the Company is in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company's business or properties. The Company has not received any notice of any violation of such statutes, laws, regulations or orders which has not been remedied prior to the date hereof. The execution, delivery and performance of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the Company's Certificate of Incorporation or Bylaws, or any agreement or contract of the Company, or, to the best of the Company's Knowledge, a violation of any statutes, laws, regulations or orders, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company.

                  3.11 Material Agreements.

                           (a) List of Material Agreements. Attached to this
Agreement as Schedule 3.11 is a complete list of all agreements, contracts, leases, licenses, instruments and commitments (oral or written) to which the Company is a party or is bound that, individually or in the aggregate, are material to the business, properties, financial condition, results of operation, affairs or prospects of the Company ("Material Agreements"); provided that for purposes of this Section 3.11 only, no agreement under which the only remaining obligation of the Company is to make a payment of money in the amount of $5,000 or less will be deemed to be material to its business, properties, financial condition or results of operations if the failure to make such payment will not result in the loss by the Company of any rights that are material to the conduct of its business.

                           (b) No Breach. The Company has not breached, nor does
the Company have any Knowledge of any claim or threat that the Company has breached, any term or condition of (i) any Material Agreement set forth in
Schedule 3.11 or (ii) any other agreement, contract, lease, license, instrument or commitment that, individually or in the aggregate, would have a material adverse effect on the business, properties, financial condition, results of operations or affairs or prospects of the Company. Each Material Agreement set forth in Schedule 3.11 is in full force and effect and, to the Company's Knowledge, no other party to such Material Agreement is in default


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thereunder. The Company is not a party to any agreement that restricts its ability to market or sell any of its products (whether by territorial restriction or otherwise).

                  3.12 Registration Rights. Except as provided in the Investor Rights Agreement, the Company has not granted or agreed to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the United States Securities and Exchange Commission ("SEC") or any other governmental authority.

                  3.13 Charter Documents; Minutes. The Certificate of Incorporation and the Bylaws of the Company are in the form previously provided to the Investor. The minute books of the Company provided to the Investor contain a complete summary of all meetings, consents and actions of the board of directors and the stockholders of the Company since the time of its incorporation, accurately reflecting all transactions referred to in such minutes in all material respects.

                  3.14 Title to Property and Assets. The Company owns its properties and assets free and clear of all mortgages, deeds of trust, liens, encumbrances, security interests and claims except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of the Company's Knowledge, the Company holds valid leasehold interests in such assets free of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets.

                  3.15 Omitted.

                  3.16 Certain Actions. Except as set forth on Schedule 3.16, the Company has not: (a) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (b) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $5,000 or in excess of $10,000 in the aggregate; (c) made any loans or advances to any person, other than ordinary advances for travel expenses; (d) sold, exchanged or otherwise disposed of any material assets or rights other than the sale of inventory in the ordinary course of its business; or (d) entered into any transactions with any of its officers, directors or employees or any entity controlled by any of such individuals.

                  3.17 Certain Activities. Except as set forth on Schedule 3.17, the Company has not:

                           (a) formed or acquired or disposed of any interest in
any corporation, partnership, joint venture, or other entity;

                           (b) written up, written down, or written off the book
value of any amount of assets;


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                           (c) declared, paid, or set aside for payment any
dividend or distribution with respect to its capital stock;

                           (d) redeemed, purchased, or otherwise acquired, or
sold, granted, or otherwise disposed of, directly or indirectly, any of its capital stock or securities or any rights to acquire such capital stock or securities, or agreed to changes in the terms and conditions of any such rights;

                           (e) increased the compensation of or paid or accrued
any bonus to any employee or contributed or accrued or contributed to any employee benefit plan, other than in accordance with policies, practices, or requirements established and in effect on the Balance Sheet Date;

                           (f) entered into any employment, compensation,
consulting or collective bargaining agreement with any person or group;

                           (g) entered into, adopted, or materially amended any
employee benefit plan; or

                           (h) entered into any other material commitment or
transaction not disclosed elsewhere herein.

                  In addition to the foregoing, there has not been:

                           (i) any damage, destruction or loss, whether or not
covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as presently conducted and as presently proposed to be conducted);

                           (j) any waiver by the Company of a valuable right or
of a material debt owed to it;

                           (k) any satisfaction or discharge of any lien, claim
or encumbrance or payment of any obligation by the Company, except such a satisfaction, discharge or payment made in the ordinary course of business that is not material to the assets, properties, financial condition, operating results or business of the Company;

                           (l) any material change or amendment to a material
agreement or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes or amendments which are expressly provided for or disclosed in this Agreement; or



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                           (m) to the Company's Knowledge, any other event or
condition of any character which would materially and adversely affect the assets, properties, financial condition, operating results or business of the Company.

                  3.18 ERISA Plans. Schedule 3.18 identifies all employee benefit plans or arrangements applicable to the employees of the Company, and all material fixed or contingent liabilities or obligations of the Company with respect to any person now or formerly employed by the Company, including pension or thrift plans, individual or supplemental pension or accrued compensation arrangements, contributions to hospitalization or other health or life insurance programs, incentive plans, bonus arrangements, and vacation, sick leave, disability, and termination arrangements or policies, including workers' compensation policies. The Company shall furnish or make available to the Investor true and complete copies of all written documents or information with respect to employee matters and arrangements, including without limitation all employee handbooks, rules, policies, plan documents, trust agreements, employment agreements, summary plan descriptions, and descriptions of any unwritten plans identified in Schedule 3.18. Any employee benefits and welfare plans or arrangements identified in Schedule 3.18 were established and have been executed, managed, and administered without material exception in accordance with all applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and the Employee Retirement Income Security Act of 1974, as amended, and other applicable laws. There is no governmental audit or examination of any of such plans or arrangements pending, nor, to the Knowledge of the Company, threatened. There exists no action, suit, or claim (other than routine claims for benefits) with respect to any of such plans or arrangements pending, or, to the Knowledge of the Company, threatened, against any of such plans or arrangements, and the Company knows of no facts which could give rise to any such action, suit, or claim.

                  3.19 Insurance. The Company intends to obtain and maintain in full force and effect fire and casualty insurance policies as is customary for the type of business engaged in by the Company, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. True and complete copies of all such insurance policies have previously been furnished to the Investor and notice of any termination or threatened termination of such policies has been made known to the Investor.

                  3.20 Tax Returns and Payments. Neither the Company, nor any entity to whose liabilities the Company has succeeded or assumed, has filed or been included in a consolidated, unitary, or combined tax return with another person. Except as set forth on Schedule 3.20, the Company represents and warrants that: (a) the Company has filed all tax returns and reports required to have been filed by or for it; including but not limited to those with respect to income, payroll, property, employee withholding, social security, unemployment, franchise, excise, use, and sales taxes, and has either paid in full all taxes that have become due as reflected on any such return or report (including any interest and penalties with respect thereto shown to be due) or has fully accrued on its books or has established adequate reserves for all taxes payable but not yet due; (b) all material information set forth in such returns or reports is accurate and complete; (c) the Company has paid or made adequate provision for all taxes, additions to tax, penalties, and interest payable by the Company; (d) to the best of the Company's Knowledge, no unpaid tax


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



deficiency has been asserted against or with respect to the Company by any taxing authority, and the Company has not received written notice of any such assertion; (e) the Company has collected or withheld all amounts required to be collected or withheld by it for any taxes, and to the extent required by law, all such amounts have been paid to the appropriate governmental agencies or set aside in appropriate accounts for future payment when due; (f) the Company is in compliance with, and its records contain all information and documents necessary to comply with, all applicable information reporting and tax withholding requirements; (g) the balance sheets contained in the Company Financial Statements fully and properly reflect, as of the dates thereof, the liabilities of the Company for all accrued taxes, additions to tax, penalties, and interest;
(h) for periods ending after the date of the most recent Financial Statements, the books and records of the Company fully and properly reflect its liability for all accrued taxes, additions to tax, penalties, and interest; (i) the Company has not granted, nor is it subject to, any waiver of the period of limitations for the assessment of tax for any currently open taxable period; (j) the Company has not made or entered into, and holds no asset subject to, a consent filed pursuant to Section 341(f) of the Code and the regulations thereunder or a "safe harbor lease" subject to former Section 168(f)(8) of the Internal Revenue Code of 1954, as amended before the Tax Reform Act of 1986, and the regulations thereunder; (k) the Company is not required to include in income any amount for an adjustment pursuant to Section 481 of the Code or the regulations thereunder; and (l) the Company is not a party to, or obligated under, any agreement or other arrangement providing for the payment of any amount that would be an "excess parachute payment" under Section 280G of the Code.

                  3.21 Employee Matters.

                           (a) The Company is not bound by or subject to any
contract, commitment or arrangement with any labor union, and to the Company's Knowledge, no labor union has requested, sought or attempted to represent any employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending nor, to the Company's Knowledge, threatened, nor is the Company aware of any labor organization activity involving its employees.

                           (b) The Company is not aware that any officer or
employee intends to terminate his or her employment with the Company, nor does the Company have any present intention to terminate the employment of any of its officers or employees. Schedule 3.21(b) identifies all employees and consultants of the Company and the title, term (if other than at will) and compensation of each.

                           (c) After due inquiry, to the Company's Knowledge,
the Company (i) is in full compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours; (ii) is in full compliance with all of its obligations under applicable workers compensation laws, rules, and regulations; and (iii) is not engaged in any unfair labor practice.



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



                           (d) To the Company's Knowledge, no current employee,
director or officer has been indicted or convicted of a felony or misdemeanor (other than traffic violations).

                  3.22 Environmental Matters.

                           (a) During the period that the Company has leased or
owned its properties or owned or operated any facilities, there have been no disposals, releases or threatened releases of Hazardous Materials (as defined below) on, from or under such properties or facilities. The Company has no Knowledge of any presence, disposals, releases or threatened releases of Hazardous Materials on, from or under any of such properties or facilities, which may have occurred prior to the Company having taken possession of any of such properties or facilities. For purposes of this Agreement, the terms "disposal", "release", and "threatened release" shall have the definitions assigned thereto by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601 et seq., as amended ("CERCLA"). For the purposes of this Section, "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste which is or becomes prior to the Closing regulated under, or defined as a "hazardous substance", "pollutant", "contaminant", "toxic chemical", "hazardous material", "toxic substance", or "hazardous chemical" under (i) CERCLA; (ii) the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 et seq.; (iii) the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; (iv) the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; (v) the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq.; (vi) regulations promulgated under any of the above statutes; or (vii) any applicable state or local statute, ordinance, rule, or regulation that has a scope or purpose similar to those statutes identified above.

                           (b) None of the Company's properties or facilities is
in material violation of any federal, state, or local law, ordinance, regulation, or order relating to industrial hygiene or to the environmental conditions on, under or about such properties or facilities, including, but not limited to, soil and ground water condition. During the time that the Company has owned or leased its properties and facilities, neither the Company nor, to the Company's Knowledge, any third party, has used, generated, manufactured or stored on, under or about such properties or facilities or transported to or from such properties or facilities any Hazardous Materials.

                           (c) During the time that the Company has owned or
leased its properties and facilities, there has been no litigation brought or threatened against the Company, or any settlement reached by the Company with, any party or parties alleging the presence, disposal, release or threatened release of any Hazardous Materials on, from or under any of such properties or facilities.

                           (d) During the period that the Company has owned or
leased its properties and facilities, no Hazardous Materials have been transported from such properties or facilities to any site or facility now listed or proposed for listing on the National Priorities List, at 40 C.F.R.
Part 300, or any list with a similar scope or purpose published by any state authority.

                  3.23 Interested Party Transactions. To the Company's
Knowledge,

                           (a) no officer, employee or director of the Company
or any "affiliate" or "associate" (as those terms are defined in Rule 405 of the 1933 Act) has had, either directly or indirectly, a material interest in: (i) any person or entity which purchases from or sells, licenses or furnishes to the Company any goods, property, technology, intellectual or other property rights or services; or (ii) any contract or agreement to which the Company is a party or by which it may be bound or affected.

                           (b) the Company has no indebtedness to or with an
officer, employee, director, affiliate or associate.

                  3.24 Use of Proceeds. The Company shall use the proceeds from the sale of the Purchased Shares for the purposes identified on Schedule 3.24.

                  3.25 Disclosure. This Agreement and the Schedules and Exhibits hereto (when read together) do not contain any untrue statement of a material fact and do not omit to state a material fact necessary to make the statements therein or herein not misleading. To the Company's Knowledge, the financial projections contained in the Business Plan, attached hereto as Schedule 3.25 (as supplemented through the date hereof, the "Business Plan"), fairly present its management's good faith estimates as of the date of the Business Plan and as of the date of this Agreement.

                  3.26 Real Property Holding Corporation Status. Since its inception, the Company has not been a "United States real property holding corporation", as defined in Section 897(c)(2) of the Code, and in Section 1.897-2(b) of the Treasury Regulations issued thereunder (the "Regulations"), and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under Section 1.897- 2(h) of the Regulations.


                  3.27 Tax Elections. The Company has not elected pursuant to the Code, to be treated as an "S" corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to matters of accounting, depreciation or amortization) which would have a material affect on the Company, its financial condition, its business as presently conducted or presently properties or material assets.

                  3.28 No Material Undisclosed Liabilities.

                           (a) There is no liability or obligation of the
Company of any nature, whether absolute, accrued, contingent, or otherwise, in the amount of $5,000 or more individually, or $10,000 or more in the aggregate, other than:

                                    (i) the liabilities and obligations that are
fully reflected, accrued or reserved against on the balance sheets of the Financial Statements, for which the reserves are appropriate and reasonable, or incurred in the ordinary course of business and consistent with past practices;

                                    (ii) the contractual obligations disclosed
on Schedules 3.11; and

                                    (iii) the litigation and claims described on
Schedule 3.7.

                           (b) The Company is not signatory to, and is not in
any manner a guarantor, endorser, assumptor or otherwise primarily or secondarily liable for or responsible for the payment of, any notes payable or other obligations other than those set forth in the Financial Statements.

                  3.29 Accounts Receivable. The accounts receivable of the Company reflected on the Financial Statements or otherwise arising in the ordinary course of business after the date hereof reflect valid sales of products and services made on or before such date.

                  3.30 Non-Disclosure and Non-Compete Agreements. Each employee, officer, consultant and contractor of the Company identified on Schedule 3.30 has entered into and executed a Non-Disclosure and Non-Compete Agreement in the form attached to this Agreement as Exhibit B or an employment or consulting agreement containing substantially similar terms.

                  3.31 Employment Agreements. Each founder of the Company identified on Schedule 3.31 has entered into and executed an Employment Agreement in the form attached to this Agreement as Exhibit D or an employment or consulting agreement containing substantially similar terms.

                  4. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTOR. The Investor hereby represents and warrants to, and agree with, the Company that:


                  4.1 Authorization. This Agreement constitutes the Investor's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Investor represents that it has full power and authority to enter into this Agreement and the Related Agreements.

                  4.2 Purchase for Own Account. The Purchased Shares to be purchased by the Investor hereunder will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares.

                  4.3 Disclosure of Information. The Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares to be purchased by the Investor under this Agreement. The Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Investor or to which the Investor had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

                  4.4 Accredited Investor Status. The Investor is an "accredited investor" within the meaning of Regulation D promulgated under the Act.

                  4.5 Investment Experience. The Investor understands that the acquisition of the Purchased Shares involves substantial risk. The Investor: (i) has experience as an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its acquisition of the Purchased Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this acquisition of the Purchased Shares and protecting its own interests in connection with this acquisition and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Investor to be aware of the character, business acumen and financial circumstances of such persons.

                  4.6 Restricted Securities. The Investor understands that the Purchased Shares are characterized as "restricted securities" under the Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Act and applicable rules and regulations thereunder such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 of the rules and regulations promulgated under the Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Act. The Investor understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Investor Rights Agreement. The Investor understands that no public market now exists for any of the Purchased Shares and that it is uncertain whether a public market will ever exist for the Purchased Shares or the Conversion Shares.

                  4.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Purchased Shares or the Conversion Shares unless and until:

                           (a) there is then in effect a registration statement
under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (b) (i) the Investor shall have notified the Company
of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) the Investor shall have furnished the Company, at the expense of the Investor or its transferees, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act.

                  Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required:
(i) for any transfer of any Purchased Shares or Conversion Shares in compliance with Rule 144 or Rule 144A; or (ii) for any transfer of any Purchased Shares or Conversion Shares by the Investor to (A) a partner or member of such Investor,
(B) a retired partner of such Investor who retires after the date hereof, or (C) the estate of any such partner or member; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this
Section 4 (other than Section 4.4) to the same extent as if the transferee were an original Investor hereunder.

                  4.8 Legends. It is understood that the certificates evidencing the Purchased Shares and the Conversion Shares will bear the legends set forth below:

                           (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                           (b) Any legend required by state securities laws,
including a legend substantially in the form of the following:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE: (1) ARE CONVERTIBLE INTO SHARES OF COMMON STOCK OF THE COMPANY AT THE OPTION OF THE HOLDER AT ANY TIME PRIOR TO AUTOMATIC CONVERSION THEREOF; AND (2) AUTOMATICALLY CONVERT INTO COMMON STOCK OF THE COMPANY IN THE EVENT OF A PUBLIC OFFERING MEETING CERTAIN REQUIREMENTS OR UPON CERTAIN CONSENTS OF THE HOLDERS OF THE COMPANY'S PREFERRED STOCK
         ALL PURSUANT TO AND UPON THE TERMS AND CONDITIONS SPECIFIED IN THE COMPANY'S CERTIFICATE OF DESIGNATION. A COPY OF SUCH CERTIFICATE OF DESIGNATION MAY BE OBTAINED, WITHOUT CHARGE, AT THE COMPANY'S PRINCIPAL OFFICE.

         The legend set forth in (a) above shall be removed by the Company from any certificate evidencing Purchased Shares or Conversion Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Purchased Shares or Conversion Shares.

         5. CONDITIONS TO INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor to the Company under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Investor if the Investor does not consent to such waiver, which consent may be given by written communication to the Company or its counsel:

                  5.1 Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  5.2 Due Diligence. The Investor shall have completed, to its sole satisfaction, its due diligence of the Company.

                  5.3 Ownership and Nondisclosure Agreement. As provided in
Section 3.8 above, the Company shall have furnished the Investor with copies of the Ownership and Nondisclosure Agreement signed by each employee, officer, consultant or contractor of the Company identified on Schedule 3.8.

                  5.4 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

                  5.5 Series A Certificate. The Series A Certificate shall have been duly adopted by the Company by all necessary corporate action of its Board of Directors and stockholders, and shall have been duly filed with and accepted by the Delaware Secretary of State.

                  5.6 Omitted.

                  5.7 Securities Exemptions. The offer and sale of the Purchased Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Act and the registration and/or qualification requirements of all other applicable state securities laws.

                  5.8 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and to the counsel for the Investor, and they shall each have received all such counterpart originals and certified or other copies of such documents as they may reasonably request. Such documents shall include (but not be limited to) the following:

                           (a) Certified Charter Documents. A copy of the
Certificate of Incorporation, Series A Certificate and Bylaws of the Company (as amended through the date of the Closing), certified by the Secretary of the Company as true and correct copies thereof as of the Closing.

                           (b) Corporate Actions. A copy of the resolutions of
the Board of Directors and the stockholders of the Company evidencing the approval of the Series A Certificate, the approval of this Agreement, the Related Agreements, the issuance of the Purchased Shares and the other matters contemplated hereby, certified by the Secretary of the Company to be true, complete and correct.

                  5.9 Ownership of Technology. The Investor shall have received from the Company all documents and other materials requested by the Investor in writing for the purpose of examining and determining the Company's rights in and to any technology, product and Proprietary Assets now used, proposed to be used in, or necessary to, the Company's business as now conducted and proposed to be conducted, and the status of the Company's ownership rights in and to all such technology, products and Proprietary Assets shall be reasonably satisfactory to the Investor.

                  5.10 Board of Directors. All appropriate action shall be taken to ensure that the Company's Board of Directors consists of: G. Mark Miller, Allison Stollmeyer, Lee C. Hansen and two additional members to be determined following the Closing.

                  5.11 Officers' Certificates. The Company shall deliver to the Investor certificates executed by each of its officers and directors in which each of them represents that he or she (i) has not made a personal filing or been an officer or director, partner or member of an entity that has filed an action seeking protection under the Bankruptcy Code of the United States of America or analogous law of any jurisdiction not subject to the laws of the United States of America during the past seven (7) years and (ii) has never been convicted of any action that is defined as a crime that would adversely affect the company or its public image or would be required to be disclosed under Paragraph 401(f) of Regulation 5-K under the Act.

                  5.12 No Material Change. There shall have been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company.

                  5.13 Omitted.

                  5.14 Investor Rights Agreement. The Company and the Investor shall have executed and delivered the Investor Rights Agreement in the form attached to this Agreement as Exhibit D (the "Investor Rights Agreement").

                  5.15 Co-Sale Agreement. The Company, the stockholders of the Company named therein and the Investor shall have executed and delivered the Co-Sale Agreement in the form attached as Exhibit E (the "Co-Sale Agreement").

                  5.16 Strategic Plan. The Company and the Investor shall have commenced mutually developing a Strategic Plan for the Company. The Company covenants and agrees to continue mutual development of the strategic Plan following Closing. The Strategic Plan shall be inserted in the Company's minute books for reference and be updated on an annual basis.

                  5.17 Payment of Expenses. The Company shall have paid the commissions, fees, costs and expenses identified in Section 7.10 of this Agreement.

                  5.18 Employment Agreements. The Company shall have executed with each of the individuals set forth on Schedule 5.18 (the "Founders") employment agreements, and stock restriction agreements, in form satisfactory to the Investor (collectively, the "Employment Agreements").

                  5.19 Omitted.

                  5.20 Year 2000 Budget. The Company shall provide the Investor with operating and capital budgets for the calendar year 2000 which are acceptable to the Investor.

                  5.21 D&O Insurance. The Company shall procure and maintain at all times Directors and Officers Liability Insurance with industry standard coverage limits for companies that are similar to the Company, but in no event less than $2,000,000 per occurrence.

                  5.22 Due Diligence. The Investor shall have completed its due diligence to its satisfaction as determined in its sole discretion.

         6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Company if the Company does not consent to such waiver, which consent may be given by written communication to the Investor or its counsel:

                  6.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 5 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  6.2 Payment of Purchase Price. The Investor shall have delivered to the Company one million dollars ($1,000,000) in accordance with the provisions of Section 2.

                  6.3 Series A Certificate. The Series A Certificate shall have been duly adopted by the Company by all necessary corporate action of its Board of Directors and stockholders, and shall have been duly filed with and accepted by the Delaware Secretary of State.

                  6.4 Securities Exemptions. The offer and sale of the Purchased Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Act and the registration and/or qualification requirements of all other applicable state securities laws.

                  6.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel, and the Company shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

                  6.6 Investor Rights Agreement. The Company and the Investor shall have executed and delivered the Investor Rights Agreement.

                  6.7 Co-Sale Agreement. The Company, the stockholders of the Company named therein and the Investor shall have executed and delivered the Co-Sale Agreement.


         7. MISCELLANEOUS.

                  7.1 Survival of Warranties. The representations, warranties and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor, its counsel or the Company, as the case may be.

                  7.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

                  7.3 Governing Law; Venue; Waiver of Jury Trial. This Agreement and the Related Agreements shall be governed by and construed under the internal laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws. The venue for any claim, controversy or dispute which arises between the parties hereto (with respect to this Agreement or any Related Agreement) shall be the United States District Court for the District of Delaware (or state court if federal jurisdiction does not apply) and the parties hereby consent to the jurisdiction of such courts and waive any objection to such venue. THE PARTIES TO THIS AGREEMENT HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO DISPUTES ARISING UNDER THIS AGREEMENT AND THE RELATED AGREEMENTS AND CONSENT TO A BENCH TRIAL WITH THE APPROPRIATE JUDGE ACTING AS THE FINDER OF FACT.

                  7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.5 Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

                  7.6 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, as follows:

             If to the Investor:       Net Value Holdings, Inc.
                                       2 Penn Center Plaza
                                       Suite 605
                                       Philadelphia, PA 19103
                                       Attention: Chairman

             with a copy (which shall not constitute notice hereunder) to:

                                       Klehr, Harrison, Harvey, Branzburg & Ellers LLP
                                       260 S. Broad Street
                                       Philadelphia, Pennsylvania  19102
                                       Attention: Michael C. Forman, Esq.

             If to the Company:        AlarmX.com, Inc.
                                       1085 Mission
                                       San Francisco, CA 94103
                                       Attention: President


Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the mail in the manner set forth above.

                  7.8 No Finder's Fees. Neither the Investor, the Company, or any officer, director, or employee of the Investor or the Company (i) employed any broker or finder, or (ii) incurred any liability whatsoever, for any brokerage fees, commissions, or finders' fees in connection with the transactions contemplated hereby. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  7.9 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Related Agreements or the Series A Certificate, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  7.10 Costs, Expenses. The Company shall pay, or reimburse the Investor, for all costs and out-of pocket expenses of the Investor incurred in connection with (i) the Investor's due diligence performed in connection with its proposed investment in the Company; and (ii) the negotiation, preparation, execution and delivery of this Agreement, the Related Agreements and the Series A Certificate (including without limitation, the fees and expenses of counsel to the Investor), such fees and expenses not to exceed $10,000. The Company shall also pay its own legal and accounting expenses in connection with the investment up to a maximum of $5,000.

                  7.11 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 8.10 shall be binding upon each holder of any Purchased Shares and/or Conversion Shares at the time outstanding, each future holder of such securities, and the Company.

                  7.12 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                  7.13 Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

                  7.14 Further Assurances. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                  7.15 Mutual Drafting. This Agreement is the result of the joint efforts of the Company and the Investor, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and there shall be no construction against any party based on any presumption of the party's involvement in the drafting thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Series A Convertible Preferred Stock Purchase Agreement as of the date first above written.

                                     THE COMPANY:


                                     ALARMX.COM, INC.,
                                      a Delaware corporation



                                     By:
                                        ----------------------------------
                                           Allison Stollmeyer, President

                                     THE INVESTOR:

                                     NET VALUE HOLDINGS, INC.,
                                     a Delaware corporation



                                     By:
                                        ----------------------------------
                                            Andrew P. Panzo, Chairman

                         LIST OF SCHEDULES AND EXHIBITS

                                    SCHEDULES

Schedule 3.2(c)        Outstanding Warrants, Options and Reserved Shares
Schedule 3.2(d)        Outstanding Security Holders
Schedule 3.7           Litigation
Schedule 3.8           Key Employees
Schedule 3.9(a)        Ownership of Proprietary Assets
Schedule 3.9(b)        Licenses, Other Agreements relating to Proprietary Assets
Schedule 3.11          List of Material Contracts
Schedule 3.15A         Year End Financial Statements
Schedule 3.15B         Interim Financial Statements
Schedule 3.16          Certain Actions
Schedule 3.17          Activities Since Balance Sheet Date
Schedule 3.18          ERISA Plans
Schedule 3.20          Tax Matters
Schedule 3.21(b)       Employee Matters
Schedule 3.24          Use of Proceeds
Schedule 3.25          Business Plan
Schedule 3.30          Employees, Officers, Consultants
Schedule 3.31          Founders



                                EXHIBITS

Exhibit A              Series A Certificate
Exhibit B              Form of Ownership and Nondisclosure Agreement
Exhibit C              Form of Employment Agreement
Exhibit D              Form of Investor Rights Agreement
Exhibit E              Form of Co-Sale Agreement